                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-
   6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           THE ARISTOTLE CORPORATION
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

   --------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

   --------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   --------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

   --------------------------------------------------------------------------

  (5) Total fee paid:

   --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

   --------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

   --------------------------------------------------------------------------

  (3) Filing Party:

   --------------------------------------------------------------------------

  (4) Date Filed:

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Notes:

                 [LOGO OF ARISTOTLE CORPORATION APPEARS HERE]

                                 27 Elm Street
                         New Haven, Connecticut 06510
                                (203) 867-4090

October 2, 1998

Dear Stockholder,

  You are cordially invited to attend the 1998 Annual Meeting of Stockholders of The Aristotle Corporation, a Delaware corporation ("Aristotle"), to be held at 2:00 p.m. on November 17, 1998 at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut (including any adjournment or postponement thereof, the "Annual Meeting").

  At the Annual Meeting, you will be asked (i) to elect three persons to the Board of Directors of Aristotle; and (ii) to ratify the selection of Arthur Andersen LLP as Aristotle's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

  It is very important that your shares of Common Stock and Preferred Stock be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete the accompanying form of proxy and return such form of proxy in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may revoke the proxy given on such form and vote in person if you wish, even if you have previously returned your form of proxy.

  I look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Paul M. McDonald
                                          Paul M. McDonald
                                          Chief Financial Officer and
                                          Secretary

                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                           THE ARISTOTLE CORPORATION

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 17, 1998

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of the Stockholders of The Aristotle Corporation ("Aristotle") will be held at 2:00 p.m. on Tuesday, November 17, 1998 at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut (including any adjournment or postponement thereof, the "Annual Meeting"), for the following purpose:

  1. To elect three directors for three-year terms and until their successors are duly elected and qualified;

  2. To ratify the appointment by the Board of Directors of Arthur Andersen LLP as independent accountants of Aristotle for the fiscal year ending June 30, 1999; and

  3. To consider and take action upon any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

  It is not anticipated that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

  The Board has fixed the close of business on September 25, 1998 as the record date (the "Record Date") for the determination of the Stockholders entitled to notice of and to vote at the Annual Meeting.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY USING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID, RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. YOUR PROMPT ATTENTION IS APPRECIATED.

                                          By Order of the Board of Directors,

                                          /s/ Paul M. McDonald
                                          Paul M. McDonald
                                          Secretary

New Haven, Connecticut
Dated: October 2, 1998

                           THE ARISTOTLE CORPORATION
                                 27 ELM STREET
                         NEW HAVEN, CONNECTICUT 06510
                                (203) 867-4090

                                PROXY STATEMENT

               1998 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                               NOVEMBER 17, 1998

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of The Aristotle Corporation ("Aristotle"), a Delaware corporation, of proxies, in the accompanying form, to be used at the 1998 Annual Meeting of Stockholders to be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut on November 17, 1998 at 2:00 p.m., and at any adjournments or postponements thereof (the "Annual Meeting").

  Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the three nominees for director named herein and FOR the ratification of the appointment of Arthur Andersen LLP as Aristotle's independent public accountants for the fiscal year ending June 30, 1999 (collectively, the "Proposals"). Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

  A Stockholder may revoke his or her proxy at any time prior to its use: (i) by delivering to the Secretary of Aristotle at or before the Annual Meeting a signed notice of revocation or a later dated signed proxy; or (ii) by attending the Annual Meeting, notifying the Secretary, and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

  The presence at the Annual Meeting, in person or by proxy, of one-third of Aristotle's aggregate shares of issued and outstanding common stock, par value $.01 per share ("Common Stock"), combined with Aristotle's aggregate shares of issued and outstanding Series F, G and H preferred stock, par value $.01 per share (the "Series F, G and H Preferred Stock") on the Record Date is necessary to constitute a quorum. The holders of Aristotle's shares of issued and outstanding Series E preferred stock, par value $.01 per share (the "Series E Preferred Stock") are not entitled to vote on the election of directors or the ratification of independent public accountants. The Series F, G and H Preferred Stock and the Series E Preferred Stock are sometimes collectively referred to as the "Preferred Stock".

  All Stockholders who deliver properly executed and dated proxies to Aristotle prior to the date of the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies are marked to direct the proxy holders to vote for or against, or to abstain from voting on, the Proposals, or are not marked to indicate any voting direction. The approval of Proposal 1 requires an affirmative vote of a plurality of the votes cast by the holders of Common Stock and the holders Series F, G and H Preferred Stock, voting as a single class, at the Annual Meeting. The approval of Proposal 2 requires an affirmative vote of a majority of the votes cast by the holders of the Common Stock and the holders Series F, G and H Preferred Stock, voting as a single class, at the Annual Meeting. With respect to the tabulation of votes on any matter, abstentions are treated as votes against a proposal, while broker non-votes have no effect on the vote.

  The Board of Directors has fixed the close of business on September 25, 1998 as the record date (the "Record Date") for the determination of holders of outstanding shares of Common Stock and Preferred Stock entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 1,221,118 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of record of Common Stock on the Record Date is entitled to cast one vote per share of Common Stock, in person or by proxy, on the Proposals. In addition, as of the Record Date, an aggregate of 569,630 shares of Preferred Stock were outstanding, consisting of 489,131 shares of Series E Preferred Stock and an aggregate of 80,499 shares of Series F, G and H Preferred Stock. The holders of Series F, G and H Preferred Stock are entitled to cast one vote per share and to vote with the Common Stock as a single class on all matters. The Common Stock and the Preferred Stock constitute the only outstanding capital stock of Aristotle.

  The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by Aristotle. In addition, Aristotle will reimburse brokerage firms and other persons representing beneficial owners of Common Stock and Preferred Stock of Aristotle for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors or officers of Aristotle. No additional compensation will be paid for such solicitation.

  This Proxy Statement and the accompanying proxy are being mailed on or about October 2, 1998 to all Stockholders entitled to notice of and to vote at the Annual Meeting.

  The Annual Report to Stockholders for the fiscal year ended June 30, 1998 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                             ELECTION OF DIRECTORS

                                 (PROPOSAL 1)

  The Amended Bylaws of Aristotle (the "Amended Bylaws") provide that the number of directors shall not be less than seven (7) nor more than fifteen
(15), as fixed by the Board of Directors. The Amended and Restated Certificate of Incorporation and the Amended Bylaws provide that the directors be divided into three classes, as equal in number as possible, with terms expiring in successive years. Directors are elected by the stockholders, other than in the case of newly created directorships, in which case a majority of the Directors then in office appoint an individual to fill the newly created directorship. Directors are elected for terms of three years, or, in the case of newly created directorships, for a full term for the class of directors in which the new directorship was created and, in any case, until their successors are elected and qualified. At the Annual Meeting, three directors will be elected for three-year terms.

  As of the date of the last annual meeting, there were eight (8) directorships. As of June 30, 1998, there were ten (10) directorships.

  Pursuant to the Stock Purchase Agreement dated October 22, 1998 between Aristotle and Geneve Corporation ("Geneve"), Geneve purchased 489,131 shares of Series E Preferred Stock. The terms of the Series E Preferred Stock provide that having fewer than two representatives of the holders of Series E Preferred Stock on Aristotle's Board of Directors shall result in an acceleration event which could require that Aristotle redeem the Series E Preferred Stock. Consequently, the Board of Directors established two new directorships in January of 1998. The directors then in office appointed Edward Netter, the Chairman and Chief Executive Officer of Geneve, for a term to expire at the Annual Meeting in 1998 and appointed Steven B. Lapin, the President and Chief Operating Officer of Geneve, for a term to expire at the Annual Meeting in 1999.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

  It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as director of all of the persons named below as nominees, unless contrary instructions are given on the proxy. The Board of Directors believes that all of the nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election or becomes unable to accept election, the proxies will be voted for the election of such other person or persons as a majority of the Board of Directors may recommend.

  The following table sets forth the names of the Board of Director's three nominees for election as directors. Also shown is certain other information, some of which has been obtained from Aristotle's records and some of which has been supplied by the nominees and continuing directors, with respect to each nominee's or director's principal occupation or employment during the past five years, his or her age at September 1, 1998, the periods during which he or she has served as a director of Aristotle and the positions currently held with Aristotle.

                                      DIRECTOR OF THE    POSITIONS HELD WITH
              NOMINEES            AGE  COMPANY SINCE         THE COMPANY
              --------            --- --------------- --------------------------
   John J. Crawford..............  53      1989       Director, President, Chief
                                                      Executive Officer and
                                                      Chairman of the Board
   Edward Netter.................  66      1998                Director
   Sharon M. Oster...............  50      1992                Director

  JOHN J. CRAWFORD has been President and Chief Executive Officer of Aristotle since April 2, 1990 and Chairman of the Board since April 1993. Since July 1994, Mr. Crawford has served Aristotle in a part-time capacity. Mr. Crawford is also the Chief Executive Officer of the Regional Water Authority, a utility located in New Haven, Connecticut. Mr. Crawford is also a member of the Board of Directors of Webster Financial Corporation.

  EDWARD NETTER has been Chairman, Chief Executive Officer and a director of Geneve Corporation, a private diversified holding company, for more than five years. Mr. Netter is also Chairman, Chief Executive Officer and a director of Independence Holding Company, a holding company engaged principally in the life and health insurance business.

  SHARON M. OSTER has been a Professor of Economics at the School of Organization and Management, Yale University since 1982. Ms. Oster is a director of two publicly-held companies, Health Care REIT, a real estate investment company, and TransPro, Inc., a manufacturer of automotive/industrial-related products.

                                           DIRECTOR OF THE
                                               COMPANY     POSITIONS HELD WITH
   CONTINUING DIRECTORS                AGE      SINCE          THE COMPANY
   --------------------                --- --------------- -------------------
   Directors with terms expiring in
    1999:
   Barry R. Banducci..................  62      1993            Director
   Steven B. Lapin....................  53      1998            Director
   Daniel J. Miglio...................  58      1990            Director
   Directors with terms expiring in
    2000:
   Robert L. Fiscus...................  61      1991            Director
   Betsy Henley-Cohn..................  45      1993            Director
   John C. Warfel.....................  46      1994            Director

  BARRY R. BANDUCCI has been self-employed as an investor/consultant since February 1994, having retired from The Equion Corporation, a manufacturer of automotive/industrial-related products, in January 1994. Mr. Banducci served as the President, the Chief Executive Officer and a director of The Equion Corporation prior to his retirement in 1994. Mr. Banducci serves as the Chairman of the Board of Directors of TransPro, Inc., a publicly-held manufacturer of automotive-related products.

  STEVEN B. LAPIN has been President and Chief Operating Officer of Geneve Corporation ("Geneve"), a private diversified holding company, since October 1993 and a director of Geneve for more than five years. Mr. Lapin is also President, Chief Operating Officer and a director of Independence Holding Company, a holding company engaged principally in the life and health insurance business, as well as a director of American Educational Products, Inc., a developer and producer of hands-on-educational materials, and Zimmerman Sign Company, a provider of site identification products and services.

  DANIEL J. MIGLIO is the Chairman and Chief Executive Officer of Southern New England Telecommunications Corporation ("SNET"), a publicly-held telecommunications company. He has been employed by SNET since 1962 and has previously served as its President and the Senior Vice President of Finance and Planning. Mr. Miglio is the Chairman and Chief Executive Officer of Southern New England Telephone Company, a subsidiary of SNET.

  ROBERT L. FISCUS is Vice Chairman of the Board of Directors and Chief Financial Officer of The United Illuminating Company, a publicly-held electric utility company, where he previously served as President and Chief Financial Officer. Mr. Fiscus has been employed by The United Illuminating Company since 1972.

  BETSY HENLEY-COHN is Chairperson of Birmingham Utilities, Inc., a water utility in Ansonia, Connecticut, and Joseph Cohn & Son, Inc., in New Haven, Connecticut. Ms. Henley-Cohn has been employed by Birmingham Utilities, Inc. since 1993 and by Joseph Cohn & Son, Inc. since 1978. She also serves as a director of The United Illuminating Company and Citizens Bank of Connecticut.

  JOHN C. WARFEL has been the Senior Vice President, Administration and Finance and Chief Financial Officer of Starter Corporation, a leading sports apparel manufacturer since March 1995. He has been employed by Starter Corporation since 1988.

BOARD OF DIRECTORS' COMMITTEES AND NOMINATIONS BY STOCKHOLDERS

  To select nominees for election as directors, the Board of Directors of Aristotle has appointed a Nominating Committee which met on September 17, 1998 and made its nominations for the Annual Meeting. The members of this committee were Messrs. Banducci and Warfel and Ms. Henley-Cohn. Aristotle's Amended Bylaws provide that to be eligible for nomination as a director of Aristotle, a person must be a resident of the State of Connecticut or have been previously a resident for at least three years. The Amended Bylaws further provide that nominations of persons for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors at the meeting who provides timely notice in writing to the Secretary of Aristotle and who complies with the requirement to set forth certain information specified in Article III, Section 13 of the Amended Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of Aristotle not less than 30 days nor more than 90 days prior to the date of the meeting, provided that at least 45 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders. Public disclosure of the date of the Annual Meeting was made by issuance of a press release on September 30, 1998. No stockholder nominations for directors have been submitted in connection with the Annual Meeting.

  The Board of Directors has appointed a standing Audit Committee, which during the year ended June 30, 1998 conducted two (2) meetings. The members of the Audit Committee were Messrs. Fiscus and Warfel, Ms. Henley-Cohn and Ms. Oster. The duties of the Audit Committee include reviewing the financial statements of the Company and the scope of the independent annual audit and internal audits. It also reviews the independent accountants' letter to management concerning the effectiveness of the Company's internal financial and accounting controls, and reviews and recommends to the Board of Directors the firm to be engaged as the Company's independent accountants. The Audit Committee may also examine and consider such other matters relating to the financial affairs and operations of the Company as it determines to be appropriate.

  The Board of Directors of Aristotle also has appointed a Human Resources and Stock Option Committee comprised of three directors, which during the year ended June 30, 1998 conducted one (1) meeting. The Human Resources and Stock Option Committee reviews the salary structure and policies of Aristotle, administers the Company's stock option plan, selects the eligible persons to whom stock options or stock appreciation rights will be granted, and prescribes the terms and provisions of each such option or right. The members of the Human Resources and Option Committee during the year ended June 30, 1998 were Ms. Oster and Messrs. Fiscus and Miglio.

  During the year ended June 30, 1998, the Board of Directors of Aristotle held ten (10) meetings. During fiscal 1998, none of the directors attended less than 75% of the total number of meetings of the Board of Directors and committees of which they were members, except for Barry Banducci who attended 50% of such meetings and Sharon Oster who attended 60% of such meetings.

COMPENSATION OF DIRECTORS

  Effective January 1, 1998, directors of Aristotle, other than officers, each receive a retainer of $7,500, payable semi-annually in 50% Common Stock and 50% cash and $500 per meeting attended. The Common Stock is payable in six month intervals and is valued based on its average market value during the ten days preceding the payment date. In addition to the retainer, the Chairperson and the members of board committees receive $550 or $500, respectively, for each committee meeting attended. During the year ended June 30, 1998, Aristotle did not pay the entire amount of the retainer. Accordingly, Aristotle has accrued an aggregate of $52,000 for the payment of such retainers to directors.

  Non-employee directors are eligible to receive grants of stock options under the Company's 1997 Employee and Director Stock Plan (the "1997 Stock Plan"). The 1997 Stock Plan provides for the automatic grant of non-qualified options to non-employee directors of the Company. Each non-employee director, upon first being elected to the Board of Directors, will receive an option to purchase 2,500 shares, which will vest after completion of one year of service on the Board of Directors, and each non-employee director serving on the Board of Directors on October 30, 1997 received an immediately exerciseable option to purchase 2,500 shares. Additionally, the 1997 Stock Plan provides for a grant to each non-employee director on the date of his or her reelection (provided that the director has served as a director since his or her initial election) of an option to purchase 1,000 shares, which vests upon completion of one year of service on the Board of Directors.

                              EXECUTIVE OFFICERS

  The following table sets forth, as of September 1, 1998, the name of the Company's current executive officer who is not a director, his age, and all positions held with the Company. The executive officer serves at the discretion of the Board of Directors, subject to an Employment Agreement that the Company has entered into with the executive officer.

                  NAME                 AGE       POSITION WITH THE COMPANY
                  ----                 --- -------------------------------------
   Paul M. McDonald...................  45 Chief Financial Officer and Secretary

  The principal occupations of the executive officer for the last five years are set forth below.

  PAUL M. MCDONALD has been the Chief Financial Officer of Aristotle since November 1994. Mr. McDonald has been the Secretary of Aristotle since April 1994. In addition, Mr. McDonald served as the Chief Financial Officer and a Director of Strouse since 1989 and as the Secretary of Strouse since September 1995.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information for the periods indicated regarding cash and other compensation paid to, earned by, or awarded to the Company's Chief Executive Officer and certain other executive officers of the Company (collectively, the "Named Officers") whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1998.

                          SUMMARY COMPENSATION TABLE

                              ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                              -------------------------      --------------------------------
   NAME AND PRINCIPAL                                          OPTIONS         ALL OTHER
        POSITION         YEAR  SALARY $        BONUS $       AWARDED(/1/) COMPENSATION $(/2/)
   ------------------    ---- ----------      ---------      ------------ -------------------
John J. Crawford........ 1998 $   80,000(/3/) $       0         20,000          $    0
 President, Chief        1997     60,000(/3/)         0              0               0
  Executive Officer and
 Chairman of the Board-- 1996     60,000(/3/)         0              0               0
  the Company
Alfred A. Kniberg....... 1998 $  172,816      $       0         10,000          $2,674
 President and Chief     1997    162,816              0              0           2,225
  Operating Officer--
 Strouse                 1996    162,816              0              0           2,077
Joyce Baran............. 1998 $  168,000      $       0         10,000          $2,580
 Vice President Merchan- 1997    160,000              0              0           2,001
  dising and Design--
 Strouse                 1996    131,900              0              0           1,660
Paul McDonald........... 1998 $  148,529      $       0         10,000          $2,019
 Chief Financial Officer 1997    108,947         20,000(/4/)         0           1,408
  and Secretary--the
 Company; Chief          1996    108,947              0              0           1,520
  Financial Officer and
  Secretary--Strouse
Barry Topf(/5/)......... 1998 $  123,750      $   9,330(/6/)     3,000          $1,053
 Vice President of
  Manufacturing--Strouse

- --------
(1) Options awarded were options to purchase Common Stock of Aristotle.
(2) Other compensation for the Named Officers, excluding Mr. Crawford, is comprised of the following: fiscal 1998, $774, $278, $680 and $653 paid for term life insurance premiums and an estimated $1,900, $1,741 $1,900 and $400 to be paid as a matching contribution pursuant to the Strouse Cash or Deferral Profit Sharing Plan (the "Plan") for Messrs. Kniberg and McDonald, Ms. Baran and Messr. Topf, respectively; in fiscal 1997, $650, $120 and $471 paid for term life insurance premiums for Messrs. Kniberg and McDonald and Ms. Baran, respectively, and an estimated $1,575, $1,288, and $1,530 to be paid as a matching contribution pursuant to the Plan for Messrs. Kniberg and McDonald and Ms. Baran.
(3) In fiscal 1998, salary includes $32,000 in shares of Common Stock; in fiscal 1997, salary includes $20,000 in shares of Common Stock; and in fiscal 1996, salary includes $20,000 in shares of Common Stock.
(4) In fiscal 1997, the Company paid Mr. McDonald a $20,000 bonus in recognition of certain additional services rendered to the Company by Mr. McDonald. The payment of this bonus was not pursuant to the terms of Mr. McDonald's Employment Agreement.
(5) Mr. Topf's salary and bonus did not exceed $100,000 for years prior to 1998.
(6) In fiscal 1998, the Company paid Mr. Topf a $9,330 performance bonus for meeting management objectives.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth information regarding each stock option granted to a Named Officer during the fiscal year ended June 30, 1998.

                             NUMBER OF      % OF TOTAL OPTIONS
                             SECURITIES         AWARDED TO
                         UNDERLYING OPTIONS EMPLOYEES IN FISCAL EXERCISE PRICES
          NAME              GRANTED(/1/)      YEAR 1998(/2/)       ($/SHARE)     EXPIRATION DATE
          ----           ------------------ ------------------- --------------- ------------------
John J. Crawford........       20,000                29%            $4.625       November 14, 2007
Alfred A. Kniberg.......       10,000                15%            $4.625      September 30, 1998(/3/)
Joyce Baran.............       10,000                15%            $4.625      September 30, 1998(/3/)
Paul McDonald...........       10,000                15%            $4.625       November 14, 2007
Barry Topf..............        3,000                 4%            $4.625      September 30, 1998(/3/)

- --------
(1) All stock options were granted under the 1997 Stock Option Plan of Aristotle.
(2) Options for 83,000 shares were granted during the fiscal year ended June 30, 1998, of which 68,000 were granted to employees and 15,000 were granted to non-employee Directors.
(3) Expiration date of options accelerated to September 30, 1998 from November 14, 2007 due to termination of employment effective June 30, 1998.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

  The following table sets forth certain information regarding unexercised stock options held as of June 30, 1998, by the Named Officers. No stock options were exercised by the Named Officers during the fiscal year ended June 30, 1998.

                               NUMBER OF SECURITIES                      VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED                     IN-THE-MONEY OPTIONS
                         OPTIONS AT JUNE 30, 1998(/1/) (#)             AT JUNE 30, 1998(/2/) ($)
                         ------------------------------------------    -------------------------------
          NAME             EXERCISABLE              UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
          ----           ----------------         -----------------    -----------       -------------
John J. Crawford........             32,500                    20,000    $9,500(/3/)       $ 25,000(/4/)
Alfred A. Kniberg.......             19,514(/5/)                    0    17,689(/6/)              0
Joyce Baran.............             12,503(/5/)                    0    14,421(/7/)              0
Paul McDonald...........              3,781                    10,000     2,373(/8/)         12,500(/9/)
Barry Topf..............              3,000                         0     3,750(/1//0/)           0

- --------
 (1) All options awarded to Messrs. Crawford and Topf were options to purchase Aristotle Common Stock. Options awarded to Messrs. Kniberg (10,000 options) and McDonald (10,000 options) and Ms. Baran (10,000 options) on November 14, 1997 were options to purchase Aristotle Common Stock. All other options awarded to Messrs. Kniberg and McDonald and Ms. Baran were options (the "ASI Options") to purchase common stock of ASI (the "ASI Common Stock"). Contemporaneously with the award of any ASI Option, an identical number of warrants were issued by Aristotle that enable the holder, after the exercise of the ASI Options, to convert each share of ASI Common Stock into one share of Common Stock after January 1, 1999 for no additional consideration. Pursuant to the ASI Merger in January of 1998, the ASI Options were exchanged for options to purchase Aristotle Common Stock.
 (2) The value of unexercised, "in-the-money" options at June 30, 1998 is the difference between (a) the closing price of Aristotle Common Stock on June 30, 1998 as reported by Nasdaq ($5.875)--the assumed fair market value--and (b) the per share option exercise price, multiplied by the number of shares of Aristotle Common Stock underlying such options.
 (3) Mr. Crawford holds 12,500 exerciseable options to purchase 12,500 shares of Aristotle Common Stock that have an exercise price of $10.00 per option which is greater than the fair market value of the Common Stock as of June 30, 1998 ($5.875). Such options are not "in-the-money" and their value, therefore, is zero. The exercise price of Mr. Crawford's remaining 20,000 exerciseable options is $5.400.
 (4) The exercise price of the 20,000 unexercisable options is $4.625.

 (5) The full vesting of 10,000 options with an exercise price of $4.625 which were granted on November 14, 1997 was accelerated to June 30, 1998 pursuant to a resolution of the Board of Directors on June 26, 1998.
 (6) The exercise price of 10,000 options is $4.625, the exercise price of 2,545 options is $5.000 and the exercise price of 6,969 options is $5.450.
 (7) The exercise price of 10,000 options is $4.625, the exercise price of 1,905 options is $5.000 and the exercise price of 598 options is $5.450.
 (8) The exercise price of 1,703 options is $5.000 and the exercise price of 2,078 options is $5.450.
 (9)  The exercise price of the 10,000 unexercisable options is $4.625.
(10)  The exercise price of the 3,000 options is $4.625.

                             EMPLOYMENT AGREEMENTS

  In connection with the Strouse Acquisition, the Company entered into Employment Agreements (the "Employment Agreements") in 1994 with Messrs. Kniberg and McDonald and Ms. Baran. Pursuant to the Strouse Sale, the Employment Agreements with Messr. Kniberg and Ms. Baran were terminated effective June 30, 1998. The Employment Agreement with Messr. McDonald was altered in August of 1997 in order to change his salary to more appropriately reflect his duties.

                             CERTAIN TRANSACTIONS

  In September 1997, Aristotle and the holders of the ASI Preferred Stock agreed to delay the exercise of the remaining Put Right and to modify certain other agreements entered into at the time of the Strouse Acquisition (the "1997 Modifications"). Under the 1997 Modifications, Alfred Kniberg, Paul McDonald and Joyce Baran surrendered to ASI 5,706 shares, 3,531 shares and 763 shares, respectively, of ASI Preferred Stock in exchange for the cancellation of $57,060, $35,310 and $7,630 owed by Messrs. Kniberg and McDonald and Ms. Baran, respectively, under loans extended to these Former Strouse Stockholders by the Company in connection with the Strouse Acquisition (the "Acquisition Loans"). The Put Right for the remaining 160,499 shares of ASI Preferred Stock was also amended whereby 80,000 shares were redeemed on January 1, 1998 for $10.00 per share. The Put Right for the remaining 80,499 shares of ASI Preferred Stock, including 13,617 shares owned by Mr. Kniberg, 5,702 shares owned by Mr. McDonald and 1,724 shares owned by Ms. Baran, had been postponed such that the Put Right with respect to 40,249 shares, including 6,809 shares owned by Mr. Kniberg, 2,851 shares owned by Mr. McDonald and 862 shares owned by Ms. Baran, will be redeemable on January 1, 1999 and the Put Right with respect to 40,250 shares, including 6,808 shares owned by Mr. Kniberg, 2,851 shares owned by Mr. McDonald and 862 shares owned by Ms. Baran, will be redeemable on January 1, 2000.

  Under the 1997 Modifications, the maturity dates on the Acquisition Loans were extended such that $104,000 of the outstanding balance ($46,060 remaining balance for Mr. Kniberg, $28,510 remaining balance for Mr. McDonald and $6,169 remaining balance for Ms. Baran) will be due and payable on January 1, 1999 and the remaining $104,000 ($46,059 remaining balance for Mr. Kniberg, $28,510 remaining balance for Mr. McDonald and $6,169 remaining balance for Ms. Baran) will be due and payable on January 1, 2000. The Former Strouse Stockholders also agreed to release $400,000 from the Strouse Escrow Account on January 1, 1998 which was used to partially fund the redemption of 80,000 shares of ASI Preferred Stock on January 1, 1998 and to the release of $200,000 and $100,000 on January 1, 1999 and January 1, 2000, respectively, to help satisfy the Company's Put Right obligations.

  On January 2, 1998, ASI was merged into Aristotle (the "ASI Merger"). As a result of the ASI Merger, all of the remaining 195, 497 shares of Series A, B, C and D Aristotle Preferred Stock owned by the Former Strouse Stockholders were repurchased by Aristotle for $.001 per share and all of the remaining 80,499 outstanding shares of ASI Preferred Stock were converted into Series F, G and H Aristotle Preferred Stock which continue to accrue an 8.9% per annum dividend. As of June 30, 1998, a total of 80,499 shares of Series F, G and H Aristotle Preferred Stock were currently outstanding. Pursuant to the Series F, G and H Preferred Stock redemption features, 40,249 shares of Series F, G and H were to be redeemable on January 1, 1999, at $10.00 per share, and 40,250 shares of Series F, G and H were to be redeemable on January 1, 2000, at $10.00 per share. However, as a result of the Strouse Sale, the Former Strouse Stockholders may require Aristotle to immediately repurchase the Series F, G and H Aristotle Preferred Stock. If the holders of the Series F, G and H Preferred Stock elect not to redeem this preferred stock, the holders may elect to convert each such share into 1.667 shares of Aristotle Common Stock, subject o certain adjustments.

  Pursuant to the Stock Purchase Agreement dated October 22, 1998 between Aristotle and Geneve Corporation ("Geneve"), Geneve purchased 489,131 shares of Aristotle Series E Preferred Stock. The terms of the Series E Preferred Stock provide that having fewer than two representatives of the holders of Series E Preferred Stock on Aristotle's Board of Directors shall result in an acceleration event which could require that Aristotle redeem the Series E Preferred Stock. Consequently, the Board of Directors established two new directorships in January of 1998. The directors then in office appointed Edward Netter, the Chairman and Chief Executive Officer of Geneve, for a term to expire at the Annual Meeting in 1998 and appointed Steven B. Lapin, the President and Chief Operating Officer of Geneve, for a term to expire at the Annual Meeting in 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Aristotle's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which Aristotle's securities are registered initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock or other equity securities of Aristotle. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish Aristotle with copies of all Section 16(a) forms they file.

  To Aristotle's knowledge, based solely on a review of the copies of such reports furnished to Aristotle, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended June 30, 1998, with the exception of the following: Barry R. Banducci, Betsy Henley-Cohn, Robert L. Fiscus, Daniel J. Miglio, Sharon M. Oster and John C. Warful, non-employee Directors of the Company (the "Outside Directors"), each inadvertently failed to file on a timely basis one report on Form 5 relating to the granting of an option on October 10, 1997 to each of the Outside Directors to purchase 2,500 shares of Common Stock; Betsy Henley-Cohn inadvertently failed to file on a timely basis one report on Form 4 relating to the sale of 5,000 shares of Common Stock; Barry Topf, a Named Officer of the Company, inadvertently failed to file on a timely basis one report on a Form 5 relating to the granting by the Company of an option on November 14, 1997 to purchase 3,000 shares of Common Stock; John

J. Crawford, a Named Officer and Director of the Company, inadvertently failed to file on a timely basis one report on Form 5 relating to two transactions-- the granting by the Company on November 14, 1997 of (i) an option to purchase 20,000 shares of Common Stock and (ii) 5,602 shares of Common Stock in lieu of salary; and Alfred A. Kniberg, Joyce Baran and Paul McDonald, Named Officers and Directors (except for Ms. Baran) of the Company, each inadvertently failed to file on a timely basis one report on Form 5 relating to the following transactions: (i) on September 15, 1997, the surrender of Series A and/or B Preferred Stock in exchange for the reduction in the principal amount of certain notes outstanding, and the amendment and repricing of certain stock purchase warrants; (ii) on November 11, 1997, the granting by the Company of an option to purchase 10,000 shares of Common Stock; (iii) on January 1, 1998, the repurchase by the Company of certain shares of preferred stock of the Company and the conversion of shares of Series A, B, C and D Preferred Stock of the Company into shares of Series F, G or H Preferred Stock of the Company; and (iv) on June 26, 1998, the acceleration of the exercise dates of certain options (owned by Mr. Kniberg and Ms. Baran only).

             STOCK OWNED BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table sets forth, as of September 1, 1998, certain information regarding beneficial ownership of the Common Stock and the Preferred Stock by:
(i) each person who is known to Aristotle to own beneficially more than 5% of the outstanding shares of either the Common Stock or the Preferred Stock; (ii) each director of Aristotle; (iii) each executive officer of Aristotle who is a Named Officer; and (iv) all executive officers and directors of Aristotle as a group. Unless otherwise indicated, all persons listed below have sole voting and investment power with respect to their shares and the address for each such person is The Aristotle Corporation, 27 Elm Street, New Haven, Connecticut. In preparing the following table, Aristotle has relied on information furnished by such persons.

                           NUMBER OF SHARES
                           OF CAPITAL STOCK           PERCENT OF CLASS AND
                          BENEFICIALLY OWNED         VOTING POWER OF CLASS
                         --------------------------- -------------------------
    5% STOCKHOLDERS,                                                                TOTAL
       DIRECTORS           COMMON          PREFERRED   COMMON       PREFERRED       VOTING
 AND EXECUTIVE OFFICERS  STOCK(/1/)          STOCK   STOCK(/2/)       STOCK       POWER(/3/)
 ----------------------  ----------        --------- -----------    ----------    ----------
5% STOCKHOLDERS:
 Geneve
  Corporation/Chaparral
  International
  Re.(/4/)..............   79,000           489,131          6.58%         85.87%   31.13%
 Howell Resource
  Partners(/5/).........   24,446            50,000          2.03%          8.78%    5.91%
 David S. Howell(/7/)...   25,521(/6/)       50,000          2.12%          8.78%    5.96%
 Ann-Marie Howell(/7/)..   25,521(/8/)       50,000          2.12%          8.78%    5.96%
 Alfred A. Kniberg......   28,832(/9/)       13,617          2.40%          2.39%    2.80%
 Paul McDonald..........    7,397(/1//0/)     5,702             *           1.00%       *
DIRECTORS:
 Barry R. Banducci......   10,344(/1//1/)         0             *              *        *
 John J. Crawford.......   71,327(/1//2/)         0          5.94%             *     3.91%
 Robert L. Fiscus.......   11,644(/1//3/)         0             *              *        *
 Betsy Henley-Cohn......   26,684(/1//4/)         0          2.22%             *     1.46%
 Steven B. Lapin........        0(/1//5/)         0             *              *        *
 Daniel J. Miglio.......   11,444(/1//6/)         0             *              *        *
 Edward Netter..........        0(/1//7/)         0             *              *        *
 Sharon M. Oster........   38,164(/1//8/)         0          3.18%             *     2.09%
 John C. Warfel.........    8,737(/1//9/)         0             *              *        *
NAMED OFFICERS
 (EXCLUDING MESSRS.
 CRAWFORD, KNIBERG AND
 MCDONALD)
 Joyce Baran............  13,3022(/2//0/)     1,724             *              *        *
 Barry Topf.............    3,000(/2//1/)         *             *              *        *
ALL EXECUTIVE OFFICERS
 AND DIRECTORS AS A
 GROUP (13 PERSONS).....  230,875            19,319         19.02%          3.39%   28.27%

- --------
  * Less than 1%
 (1) Includes as part of the total number of issued and outstanding shares of Common Stock those stock options which are currently exerciseable by the individual whose share ownership percentage is being calculated, in accordance with the applicable securities regulations.
 (2) Percentages are calculated by including as part of the total number of issued and outstanding shares of Common Stock those stock options which are currently exerciseable by the individual whose share ownership percentage is being calculated, in accordance with the applicable securities regulations.
 (3) Percentages are calculated based on the total number of shares of Common Stock and Preferred Stock (on a fully converted basis) outstanding. Includes as part of the total number of issued and outstanding shares of Common Stock those stock options which are currently exerciseable by the individual whose share ownership percentage is being calculated, in accordance with the applicable securities regulations.

 (4) Chaparral International Re. is a subsidiary of Geneve Corporation. The address of Geneve Corporation is 96 Cummings Point Road, Stamford, Connecticut. Director Steven B. Lapin is the President and Chief Operating Officer of Geneve Corporation and Director Edward Netter is the Chairman and Chief Executive Officer of Geneve Corporation.
 (5) Howell Resource Partners ("HRP") is a general partnership whose general partners are David S. Howell and Ann-Marie Howell. Includes 12,639 shares held by HRP directly; stock options, which are currently exerciseable, to purchase 11,807 shares; and 50,000 shares of preferred stock. The address of HRP and Mr. and Mrs. Howell is 151 River Road, Essex, Connecticut.
 (6) Includes 1,000 shares held by Mr. Howell jointly with his wife, Ann-Marie Howell; and 75 shares held by Mr. Howell's step-son, Eric M. Hines. Mr. Howell disclaims beneficial ownership of the 75 shares held by his step-son.
 (7) Mr. Howell and Mrs. Howell are the general partners of HRP (discussed in footnote 3 above), and have the power to vote the 74,446 shares. Mr. Howell and Mrs. Howell therefore share voting and dispositive power with respect to the 74,446 shares and are indirect beneficial owners of such shares.
 (8) Includes 1,000 shares held by Mrs. Howell jointly with her husband, David S. Howell; and 75 shares held by Mrs. Howell's son, Eric M. Hines. Mrs. Howell disclaims beneficial ownership of the 75 shares held by her son.
 (9) Includes 9,318 shares held by Mr. Kniberg directly; and stock options, which are currently exerciseable, to purchase 19,514 shares.
(10) Includes 2,806 shares held by Mr. McDonald directly; stock options, which are currently exerciseable, to purchase 3,781 shares; 452 shares held by Janney Montgomery Scott, Inc. under a custodial agreement for Mr. McDonald's benefit; and stock options, which are currently exerciseable, to purchase 358 shares. Mr. McDonald disclaims beneficial ownership of the 810 shares held by Janney Montgomery Scott, Inc.
(11) Includes 6,886 shares held by Mr. Banducci directly; and stock options, which are currently exerciseable, to purchase 3,458 shares.
(12) Includes 34,197 shares held by Mr. Crawford directly; 4,580 shares held in his wife's name; 50 shares held in the name of his daughter; and stock options, which are currently exerciseable, to purchase 32,500 shares.
(13) Includes 7,307 shares held by Mr. Fiscus directly and 400 shares held jointly with his wife; and stock options, which are currently exerciseable, to purchase 3,937 shares.
(14) Includes 6,886 shares held by Ms. Henley-Cohn directly; 14,340 shares held in trusts in which Mrs. Henley-Cohn has the power to vote the shares; 2,000 shares held equally by Ms. Henley-Cohn's son and daughter; and stock options, which are currently exerciseable, to purchase 3,458 shares.
(15) Does not include any shares owned by Chaparral International Re., a subsidiary of Geneve Corporation. Mr. Lapin is the President and Chief Operating Officer of Geneve Corporation.
(16) Includes 7,507 shares held by Mr. Miglio directly; and stock options, which are currently exerciseable, to purchase 3,937 shares.
(17) Does not include any shares owned by Chaparral International Re., a subsidiary of Geneve Corporation. Mr. Netter is the Chairman and Chief Executive Officer of Geneve Corporation.
(18) Includes 8,327 shares held by Ms. Oster directly and 25,900 held by Ms. Oster's husband; and stock options, which are currently exerciseable, to purchase 3,937 shares. Ms. Oster declines control over shares owned by her husband.
(19) Includes 5,758 shares held by Mr. Warfel directly; and stock options, which are currently exerciseable, to purchase 2,979 shares.
(20) Includes 799 shares held by Ms. Baran directly; and stock options, which are currently exerciseable, to purchase 12,503 shares.
(21) Includes stock options, which are currently exerciseable to purchase 3,000 shares.

  THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF THE COMMON STOCK AND THE HOLDERS OF THE SERIES F, G AND H PREFERRED STOCK, VOTING AS A SINGLE CLASS, AT THE ANNUAL MEETING IS REQUIRED TO ELECT THE NOMINEES FOR DIRECTOR. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                                 (PROPOSAL 2)

  On September 24, 1998, the Board of Directors re-appointed Arthur Andersen LLP ("Arthur Andersen") to serve as independent accountants for Aristotle for the fiscal year ending June 30, 1999. The Board proposes that the Stockholders ratify this appointment, although such ratification is not required under Delaware law or Aristotle's Amended and Restated Certificate of Incorporation or Amended Bylaws. Arthur Andersen audited Aristotle's financial statements for the fiscal year ended June 30, 1998. Aristotle expects that representatives of Arthur Andersen will be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

  In the event that ratification of Arthur Andersen as the independent public accountants for Aristotle is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

  Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Arthur Andersen, independent certified public accountants, to audit the books and accounts of Aristotle for the fiscal year ending June 30, 1999.

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF THE COMMON STOCK AND THE HOLDERS OF THE SERIES F, G AND H PREFERRED STOCK, VOTING AS A SINGLE CLASS, AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF THE ACCOUNTANTS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN AS INDEPENDENT ACCOUNTANTS.

                    DEADLINE FOR SUBMISSION OF STOCKHOLDER
                       PROPOSALS TO BE PRESENTED AT 1999
                        ANNUAL MEETING OF STOCKHOLDERS

  Any proposal intended to be presented by any stockholder for action at the 1999 Annual Meeting of Stockholders of Aristotle must be received by the Secretary of Aristotle at 27 Elm Street, New Haven, Connecticut 06510, not later than June 3, 1999, in order for the proposal to be considered for inclusion in the proxy statement and proxy relating to the 1999 Annual Meeting. In addition, Aristotle's Amended Bylaws require that notice of stockholder proposals and nominations for director be delivered to the Secretary of Aristotle not less than thirty (30) days nor more than ninety
(90) days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than forty-five (45) days prior to the date of such meeting, in which event stockholders may deliver such notice not later than the fifteenth (15th) day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require Aristotle to include in its proxy statement and proxy relating to the 1999 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board of Directors of Aristotle does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in their discretion.

                                          By Order of the Board of Directors

                                          /s/ Paul M. McDonald
                                          Paul M. McDonald
                                          Chief Financial Officer and
                                           Secretary

October 2, 1998

                                                                      3840-PS-98

                                  APPENDIX 1

                                     PROXY
                           THE ARISTOTLE CORPORATION
                                 27 ELM STREET
                         NEW HAVEN, CONNECTICUT 06510

   Proxy Solicited by the Board of Directors for the 1998 Annual Meeting of
                                 Stockholders
                               November 17, 1998

  John J. Crawford and Robert L. Fiscus, or either of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all stock of The Aristotle Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, at 2:00 p.m., on November 17, 1998, or any adjournments or postponements thereof, upon such business as may properly come before the meeting, including the items on the reverse side of this form as set forth in the Notice of 1998 Annual Meeting and the Proxy Statement.

  Nominees for Election as Directors: John J. Crawford, Sharon M. Oster, and Edward Netter

   (Shares cannot be voted unless this proxy form is signed and returned, or other specific arrangements are made to have the shares represented at the meeting.)

Aristotle's Directors recommend a vote FOR the proposals numbered 1 and 2. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NUMBERED 1 AND 2 AND IN THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS.

1.  Election of Directors (see reverse).

  [_] FOR   [_] WITHHELD

  [_] For all nominees except as noted above

2.  Ratify Appointment of Accountants.

  [_] FOR   [_] AGAINST   [_] ABSTAIN

Please mark, sign, date and return this proxy promptly in the enclosed postage prepaid envelope.

MARK HERE FOR ADDRESS                     MARK HERE IF YOU PLAN
CHANGE AND NOTE AT LEFT [_]               TO ATTEND THE MEETING [_]

Please sign your name below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title or capacity. If a corporation, please sign in corporate name by an authorized officer and give title. If a partnership, please sign in partnership name by an authorized person.

Signature:___________________________________     Date:_______________________


Signature:___________________________________     Date:_______________________